                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 19
Report of Independent Accountants................ 29

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                      5.5                              2.2
                                                                             6.25                              2.2
                                                                             5.75                              2.1
Dec 1997                                                                   5.6875                              1.8
                                                                              6.5                              1.7
                                                                           5.5625                              1.6
Mar 1998                                                                    5.625                              1.4
                                                                            6.125                              1.4
                                                                            5.625                              1.4
Jun 1998                                                                   5.6875                              1.7
                                                                                6                              1.7
                                                                           5.5625                              1.7
Sep 1998                                                                   5.9375                              1.6
                                                                             5.75                              1.5
                                                                             5.25                              1.5
Dec 1998                                                                    4.875                              1.5
                                                                                4                              1.6
                                                                           4.8125                              1.7
Mar 1999                                                                    4.875                              1.6
                                                                            5.125                              1.7
                                                                           4.9375                              2.3
Jun 1999                                                                      4.5                              2.1
                                                                                4                                2
                                                                             4.75                              2.1
Sep 1999                                                                   5.4375                              2.3

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....   (2.71%)    (3.49%)     (3.50%)
One-year total return(2).................   (7.33%)    (7.15%)     (4.41%)
Five-year average annual total
return(2)................................    5.59%      5.58%       5.80%
Ten-year average annual total
return(2)................................    6.59%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    7.60%      4.98%       4.12%
Commencement date........................ 07/16/84   12/20/91    03/10/93

 DISTRIBUTION RATE AND YIELD

Distribution Rate(3).....................    5.88%      5.44%       5.45%
SEC Yield(4).............................    5.37%      4.87%       4.89%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. Fund shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Lehman Brothers Mutual Fund U.S. Government Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Government Securities Fund vs. the Lehman Brothers Mutual Fund Government/Mortgage Index (September 30, 1989 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
----------------------------
Fund's Total Return
1 Year Total Return = -7.33%
5 Year Avg. Annual  =  5.59%
10 Year Avg. Annual =  6.59%
----------------------------

                                                              VAN KAMPEN GOVERNMENT SECURITIES     LEHMAN BROTHERS MUTUAL FUND
                                                                            FUND                    GOVERNMENT/MORTGAGE INDEX
                                                              --------------------------------     ---------------------------
Sep1989                                                                    9526.00                           10000.00
                                                                           9783.00                           10248.80
                                                                           9873.00                           10352.20
                                                                           9887.00                           10384.40
                                                                           9681.00                           10263.00
                                                                           9686.00                           10297.30
                                                                           9662.00                           10304.80
                                                                           9548.00                           10213.50
                                                                           9851.00                           10509.50
                                                                          10006.00                           10675.50
                                                                          10182.00                           10829.30
                                                                          10075.00                           10691.40
Sep1990                                                                   10162.00                           10788.70
                                                                          10311.00                           10945.60
                                                                          10555.00                           11183.90
                                                                          10749.00                           11362.20
                                                                          10890.00                           11501.70
                                                                          10969.00                           11578.00
                                                                          11029.00                           11644.00
                                                                          11153.00                           11764.70
                                                                          11212.00                           11831.00
                                                                          11207.00                           11824.10
                                                                          11367.00                           11985.80
                                                                          11639.00                           12242.30
Sep1991                                                                   11868.00                           12489.40
                                                                          12031.00                           12634.20
                                                                          12116.00                           12747.80
                                                                          12498.00                           13118.60
                                                                          12309.00                           12932.80
                                                                          12407.00                           13009.40
                                                                          12332.00                           12930.90
                                                                          12420.00                           13028.70
                                                                          12638.00                           13267.00
                                                                          12764.00                           13444.90
                                                                          12969.00                           13704.10
                                                                          13103.00                           13850.00
Sep1992                                                                   13238.00                           14014.20
                                                                          13068.00                           13840.70
                                                                          13119.00                           13840.70
                                                                          13318.00                           14054.20
                                                                          13557.00                           14311.60
                                                                          13767.00                           14547.00
                                                                          13788.00                           14609.80
                                                                          13887.00                           14708.90
                                                                          13922.00                           14728.50
                                                                          14124.00                           14977.80
                                                                          14199.00                           15058.10
                                                                          14391.00                           15300.20
Sep1993                                                                   14410.00                           15343.10
                                                                          14456.00                           15396.20
                                                                          14344.00                           15276.10
                                                                          14404.00                           15357.60
                                                                          14585.00                           15547.80
                                                                          14296.00                           15294.50
                                                                          13897.00                           14931.70
                                                                          13756.00                           14816.90
                                                                          13764.00                           14825.00
                                                                          13716.00                           14791.50
                                                                          13932.00                           15071.80
                                                                          13954.00                           15090.20
Sep1994                                                                   13738.00                           14877.00
                                                                          13703.00                           14866.90
                                                                          13655.00                           14832.80
                                                                          13791.00                           14933.00
                                                                          14086.00                           15225.30
                                                                          14469.00                           15574.10
                                                                          14492.00                           15663.20
                                                                          14693.00                           15874.10
                                                                          15159.00                           16465.40
                                                                          15215.00                           16580.50
                                                                          15167.00                           16550.10
                                                                          15329.00                           16736.50
Sep1995                                                                   15445.00                           16892.80
                                                                          15639.00                           17113.10
                                                                          15878.00                           17355.40
                                                                          16104.00                           17591.30
                                                                          16193.00                           17707.90
                                                                          15897.00                           17421.90
                                                                          15738.00                           17305.70
                                                                          15610.00                           17217.40
                                                                          15544.00                           17180.90
                                                                          15730.00                           17408.10
                                                                          15727.00                           17458.60
                                                                          15707.00                           17433.80
Sep1996                                                                   15961.00                           17724.00
                                                                          16329.00                           18098.50
                                                                          16614.00                           18393.00
                                                                          16409.00                           18238.90
                                                                          16451.00                           18301.10
                                                                          16476.00                           18339.30
                                                                          16284.00                           18153.20
                                                                          16510.00                           18425.10
                                                                          16636.00                           18591.90
                                                                          16847.00                           18803.40
                                                                          17331.00                           19270.50
                                                                          17135.00                           19133.50
Sep1997                                                                   17384.00                           19404.20
                                                                          17651.00                           19694.90
                                                                          17730.00                           19782.20
                                                                          17913.00                           19978.80
                                                                          18202.00                           20240.50
                                                                          18123.00                           20222.30
                                                                          18150.00                           20291.10
                                                                          18194.00                           20390.50
                                                                          18364.00                           20572.00
                                                                          18498.00                           20753.00
                                                                          18539.00                           20811.10
                                                                          18960.00                           21214.80
Sep1998                                                                   19457.00                           21662.50
                                                                          19333.00                           21718.80
                                                                          19338.00                           21766.60
                                                                          19398.00                           21831.90
                                                                          19495.00                           21969.40
                                                                          19108.00                           21622.30
                                                                          19206.00                           21732.60
                                                                          19211.00                           21802.10
                                                                          18969.00                           21640.80
                                                                          18821.00                           21582.30
                                                                          18711.00                           21500.30
                                                                          18658.00                           21500.30
Sep1999                                                                   18930.00                           21751.90

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                           GOVERNMENT SECURITIES FUND

We recently spoke with the portfolio managers of the Van Kampen Government Securities Fund about the key events and economic forces that shaped the markets during the past 12 months. The managers are led by John R. Reynoldson, portfolio manager, who has managed the Fund since June 1988 and worked in the investment industry since 1981. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance for the fiscal year ended September 30, 1999.

 Q DESCRIBE THE ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD.

 A The last quarter of 1998 was marked by a series of interest-rate cuts by the Federal Reserve Board, implemented to restore order to a volatile market. This intervention paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and inflation remained moderate. Consequently, yield spreads narrowed between Treasuries and other types of bonds, including mortgage-backed securities.
    However, the good news for the fixed-income market was quelled in the second quarter, as investors became distracted by expectations of rising inflation, warnings of additional action by the Fed, and concerns relating to the year 2000 problem. These developments prompted interest rates to rise and yield spreads to widen, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike.
    By the beginning of August, rumblings of another rate hike were again triggered by indications of a further increase in inflation and a strengthening economy. At its late August meeting, the Fed boosted the federal funds rate a second time, to 5.25 percent. Bond prices grew erratic at the possibility of a third increase by the end of the year, and declined for most of September. However, a slide in the stock market and reports of slowing economic growth provided a boost for bonds in the final days of the reporting period.

 Q    WHAT HAPPENED TO MORTGAGE-BACKED SECURITIES DURING THIS TIME?

 A As described above, yield spreads between mortgage-backed securities and Treasuries began widening in the second quarter, indicating that mortgage-backed securities were underperforming Treasuries. As the summer unfolded, this trend accelerated due to growing concerns about the impact of the year 2000 problem. In the middle of the third quarter, investors widely expected issuers to bring record-high levels of new corporate and high-yield bonds to the market in September in an effort to preclude any problems with liquidity or investor demand toward the end of the year. However, the actual level of new issuance did not meet expectations; consequently, investor fears subsided, spreads narrowed, and mortgage-backed securities began to recuperate.
    Despite the volatility between mortgage-backed securities and Treasuries during the summer months, general yield spreads were contained in a range of approximately 125 to 185 basis points. In addition, low prices for mortgage-backed securities, reflecting lower mortgage prepayment rates, presented excellent opportunities to investors interested in the sector. The sector was further encouraged by a Fed announcement that, through April of next year, mortgage-backed securities will be accepted as collateral to facilitate liquidity into the year 2000. As a result, we expect to see higher demand for these securities in the coming months.

 Q    WHAT WERE YOUR STRATEGIES FOR MANAGING THE PORTFOLIO DURING THIS PERIOD?

 A We maintained a substantial position in mortgage-backed securities during the past 12 months. We slightly reduced this allocation by approximately 10 percent in the early days of summer 1999, but replenished our mortgage-backed holdings in late August when these securities reached low price levels not seen since October 1998. By the end of the reporting period, mortgage-backed securities represented approximately 72 percent of the portfolio, a position that benefited the Fund. Within this sector, we primarily held large positions in GNMA 6.5 and 7.0 percent issues, which were perceived to have low price levels and negligible risk to homeowner refinancing.
    In addition to our position in mortgage-backed securities, we also maintained a 27 percent weighting in Treasury and government agency debentures. These holdings were distributed in a barbell pattern, with our heaviest weightings on the short and long ends of the yield curve. The "belly" of the curve was occupied by mortgage paper. We felt that this strategy was effective, given the flatness of the curve and the yield benefit of mortgage-backed securities.
    Finally, we kept a modestly higher portfolio duration of 6.1 years, approximately 1.5 years longer than that of the benchmark. Rising interest rates, due to the surprisingly vigorous economy, partially undermined the portfolio's performance in the second quarter of 1999. However, the Fund's returns rebounded during the third quarter, and, at this juncture, we are pleased with the portfolio's profile. For additional Fund portfolio highlights, please refer to page 9.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A For the 12-month period ended September 30, 1999, the Government Securities Fund generated a total return of -2.71 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Mutual Fund
Government/Mortgage Index posted a total return of -0.10 percent for the same period. This broad-based, unmanaged index attempts to measure the market performance of Treasury, agency, and mortgage-backed securities with maturities of between one and 30 years.
    Although the Fund's dividend was decreased in early September 1999, the Fund continues to provide shareholders with a competitive monthly dividend of $0.050 per

Class A share. The Fund's current distribution rate of 5.88 percent(3) is based upon the maximum offering price as of September 30, 1999. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future performance.

 Q    WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A It's still unclear how the end of the year--and any problems associated with the year 2000 computer bug--will affect the markets. Anticipating a somewhat bearish sentiment, we'll keep a close eye out for indications of a slowdown in the economy. If this materializes, investors may be lured away from the stock market by the relative stability of Treasuries and other fixed-income products.
    We continue to see value in the mortgage market and believe that the sector will be buoyed by increased demand from banks and other interested investors around the end of the year. We will continue to keep a close eye on the changing yield spreads between Treasuries and other fixed-income securities, but we expect a favorable trend in the movement of yield spreads. Our ongoing evaluation of the relationship between mortgages and Treasuries should help us maintain an optimal balance between the two sectors in the Fund's portfolio.


[SIG]
John R. Reynoldson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e., a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

 DIVIDEND HISTORY
FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                    [GRAPH]

                                                                    DISTRIBUTION PER CLASS A SHARE
                                                                    ------------------------------
'Oct 1998'                                                                      0.0525
'Nov 1998'                                                                      0.0525
'Dec 1998'                                                                      0.0525
'Jan 1999'                                                                      0.0525
'Feb 1999'                                                                      0.0525
'Mar 1999'                                                                      0.0525
'Apr 1999'                                                                      0.0525
'May 1999'                                                                      0.0525
'Jun 1999'                                                                      0.0525
'Jul 1999'                                                                      0.0525
'Aug 1999'                                                                      0.0525
'Sep 1999'                                                                      0.0500

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                    [GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
GNMA                                                                       43.00                              36.00
U.S. Treasuries                                                            27.00                              38.00
FNMA                                                                       27.00                              24.00
FHLMC                                                                       3.00                               2.00

 COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                    [GRAPH]

                                                                              PERCENTAGE
                                                                              ----------
less than 6.0                                                                     1.30
6-6.9                                                                            41.80
7-7.9                                                                            35.30
8-8.9                                                                            19.20
9-9.9                                                                             1.90
10 or more                                                                        0.50

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity           Market Value
----------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT
           AGENCY OBLIGATIONS  71.6%
$ 25,000   Federal Home Loan
           Mortgage Corp............   5.750%           03/15/09          $   23,389,500
       0   Federal Home Loan
           Mortgage Corp. Pool......  11.000            02/01/14                     253
  27,772   Federal Home Loan
           Mortgage Corp. Gold 30
           Year Pools...............   7.000      02/01/23 to 09/01/24        27,388,577
   4,426   Federal Home Loan
           Mortgage Corp. Gold 30
           Year Pools...............   7.500      01/01/22 to 06/01/24         4,457,576
   1,017   Federal Home Loan
           Mortgage Corp. Gold 30
           Year Pools...............   8.000      07/01/24 to 09/01/24         1,041,260
  25,000   Federal National Mortgage
           Association..............   6.375            06/15/09              24,475,500
       0   Federal National Mortgage
           Association 7 Year
           Balloon Pool.............   7.000            12/01/99                     114
  64,124   Federal National Mortgage
           Association 15 Year Dwarf
           Pools....................   6.000      01/01/09 to 04/01/13        61,928,710
  59,579   Federal National Mortgage
           Association 15 Year Dwarf
           Pools....................   6.500      12/01/07 to 12/01/12        58,532,956
  21,184   Federal National Mortgage
           Association 15 Year Dwarf
           Pools....................   7.500      03/01/02 to 09/01/12        21,505,743
  96,843   Federal National Mortgage
           Association Pools........   6.000      02/01/28 to 07/01/29        90,348,707
 161,509   Federal National Mortgage
           Association Pools........   6.500      05/01/23 to 11/01/28       155,259,287
  54,939   Federal National Mortgage
           Association Pools........   7.000      12/01/24 to 05/01/25        54,035,361
   8,447   Federal National Mortgage
           Association Pools........   7.500      03/01/22 to 10/01/24         8,491,243
      98   Federal National Mortgage
           Association Pools........   8.000      09/01/24 to 11/01/24           100,320

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)            Description         Coupon            Maturity           Market Value
----------------------------------------------------------------------------------------
           UNITED STATES GOVERNMENT
           AGENCY OBLIGATIONS
           (CONTINUED)
$    172   Federal National Mortgage
           Association Pools........  11.500%     02/01/13 to 05/01/19    $      193,878
   2,254   Federal National Mortgage
           Association Pools........  12.000      03/01/13 to 01/01/16         2,574,601
  98,531   Government National
           Mortgage Association
           Pools....................   6.000      11/15/28 to 01/15/29        91,513,434
 272,697   Government National
           Mortgage Association
           Pools (a)................   6.500      06/15/23 to 09/15/29       261,424,211
 290,051   Government National
           Mortgage Association
           Pools....................   7.000      12/15/22 to 09/15/29       285,192,319
  35,505   Government National
           Mortgage Association
           Pools....................   7.500      02/15/07 to 11/15/24        35,697,590
  26,006   Government National
           Mortgage Association
           Pools....................   8.000      07/15/07 to 10/15/25        26,803,371
  16,433   Government National
           Mortgage Association
           Pools....................   8.500      09/15/04 to 12/15/21        17,221,965
  31,329   Government National
           Mortgage Association
           Pools....................   9.000      11/15/17 to 12/15/19        33,193,265
     111   Government National
           Mortgage Association
           Pools....................  11.000      01/15/10 to 11/15/20           124,451
   3,043   Government National
           Mortgage Association
           Pools....................  12.000      06/15/11 to 08/15/15         3,497,675
   1,317   Government National
           Mortgage Association
           Pools....................  12.500      05/15/10 to 07/15/18         1,527,416
                                                                          --------------
           TOTAL UNITED STATES GOVERNMENT AGENCY
           OBLIGATIONS  71.6%.........................................     1,289,919,283
                                                                          --------------
           UNITED STATES TREASURY OBLIGATIONS  27.1%
 120,000   United States Treasury
           Bonds....................   8.125            08/15/19             142,087,200
 185,000   United States Treasury
           Notes (a)................   7.500            11/15/01             191,669,250
 150,000   United States Treasury
           Notes....................   8.500            11/15/00             154,833,000
                                                                          --------------
           TOTAL UNITED STATES TREASURY OBLIGATIONS...................       488,589,450
                                                                          --------------

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
 Amount
 (000)     Description                Coupon            Maturity           Market Value
----------------------------------------------------------------------------------------
           FORWARD PURCHASE COMMITMENTS  9.3%
$ 50,000   Federal National Mortgage
           Association--October
           Forward..................   7.000%             TBA             $   49,132,750
 100,000   United States Treasury
           Note--November Forward...   8.000              TBA                118,118,500
                                                                          --------------
           TOTAL FORWARD PURCHASE COMMITMENTS.........................       167,251,250
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  108.0%
  (Cost $1,980,102,316)...............................................    $1,945,759,983
REPURCHASE AGREEMENT  1.2%
State Street Bank & Trust Co. ($21,190,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated 09/30/99, to be sold on 10/01/99 at $21,192,943)
(Cost $21,190,000)....................................................        21,190,000
                                                                          --------------
TOTAL INVESTMENTS  109.2%
  (Cost $2,001,292,316)...............................................     1,966,949,983
LIABILITIES IN EXCESS OF OTHER ASSETS  (9.2%).........................      (165,647,270)
                                                                          --------------
NET ASSETS  100.0%....................................................    $1,801,302,713
                                                                          ==============

(a) Assets segregated as collateral for open forward and open futures transactions.

TBA--To be announced, maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,001,292,316).....................    $1,966,949,983
Receivables:
  Interest..................................................        22,938,305
  Fund Shares Sold..........................................         9,601,638
  Variation Margin on Futures...............................           874,996
Other.......................................................           222,145
                                                                --------------
      Total Assets..........................................     2,000,587,067
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       170,930,111
  Fund Shares Repurchased...................................        20,434,097
  Income Distributions......................................         4,727,187
  Distributor and Affiliates................................         1,343,627
  Investment Advisory Fee...................................           785,680
  Custodian Bank............................................             1,829
Accrued Expenses............................................           661,014
Trustees' Deferred Compensation and Retirement Plans........           400,809
                                                                --------------
      Total Liabilities.....................................       199,284,354
                                                                --------------
NET ASSETS..................................................    $1,801,302,713
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................     2,331,103,036
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (1,607,656)
Net Unrealized Depreciation.................................       (34,165,641)
Accumulated Net Realized Loss...............................      (494,027,026)
                                                                --------------
NET ASSETS..................................................    $1,801,302,713
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,688,780,537 and 173,726,449 shares of
    beneficial interest issued and outstanding).............    $         9.72
    Maximum sales charge (4.75%* of offering price).........               .48
                                                                --------------
    Maximum offering price to public........................    $        10.20
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $93,865,314 and 9,664,052 shares of
    beneficial interest issued and outstanding).............    $         9.71
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,656,862 and 1,926,152 shares of
    beneficial interest issued and outstanding).............    $         9.69
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 136,009,762
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................       10,218,247
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,477,019, $1,161,274 and $184,773,
  respectively).............................................        5,823,066
Shareholder Services........................................        3,388,057
Custody.....................................................          310,686
Legal.......................................................          118,603
Trustees' Fees and Related Expenses.........................           76,595
Other.......................................................          883,040
                                                                -------------
    Total Expenses..........................................       20,818,294
    Less Credits Earned on Cash Balances....................           90,585
                                                                -------------
    Net Expenses............................................       20,727,709
                                                                -------------
NET INVESTMENT INCOME.......................................    $ 115,282,053
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (3,257,086)
  Futures...................................................      (16,515,643)
  Forward Commitments.......................................      (34,367,258)
                                                                -------------
Net Realized Loss...........................................      (54,139,987)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       84,160,417
                                                                -------------
  End of the Period:
    Investments.............................................      (34,342,333)
    Futures.................................................          176,692
                                                                -------------
                                                                  (34,165,641)
                                                                -------------
Net Unrealized Depreciation During the Period...............     (118,326,058)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(172,466,045)
                                                                =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (57,183,992)
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

          For the Year Ended September 30, 1999, the Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                               Year Ended    Nine Months Ended          Year Ended
                                       September 30, 1999   September 30, 1998   December 31, 1997
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................  $  115,282,053       $   97,389,307       $  146,884,848
Net Realized Gain/Loss...............     (54,139,987)          58,627,517          (27,878,030)
Net Unrealized
  Appreciation/Depreciation
  During the Period..................    (118,326,058)          16,859,993           71,602,438
                                       --------------       --------------       --------------
Change in Net Assets from
  Operations.........................     (57,183,992)         172,876,817          190,609,256
                                       --------------       --------------       --------------
Distributions from Net Investment
  Income.............................    (115,469,267)         (97,665,107)        (146,949,682)
Distributions in Excess of Net
  Investment Income..................      (3,445,052)            (523,301)                 -0-
                                       --------------       --------------       --------------
Distributions from and in Excess of
  Net Investment Income*.............    (118,914,319)         (98,188,408)        (146,949,682)
                                       --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............    (176,098,311)          74,688,409           43,659,574
                                       --------------       --------------       --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............     673,923,927          430,405,741          132,259,259
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......      68,040,278           55,571,884           82,009,897
Cost of Shares Repurchased...........    (870,866,313)        (600,313,098)        (526,704,317)
                                       --------------       --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................    (128,902,108)        (114,335,473)        (312,435,161)
                                       --------------       --------------       --------------
TOTAL DECREASE IN NET ASSETS.........    (305,000,419)         (39,647,064)        (268,775,587)
NET ASSETS:
Beginning of the Period..............   2,106,303,132        2,145,950,196        2,414,725,783
                                       --------------       --------------       --------------
End of the Period (Including
  accumulated undistributed net
  investment income of ($1,607,656),
  $187,214 and
  $275,800, respectively)............  $1,801,302,713       $2,106,303,132       $2,145,950,196
                                       ==============       ==============       ==============

*Distribution by Class
------------------------------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
  Class A Shares......................  $(111,541,874)      $(90,081,411)        $(133,143,951)
  Class B Shares......................     (6,353,822)        (7,423,591)          (12,711,171)
  Class C Shares......................     (1,018,623)          (683,406)           (1,094,560)
                                        -------------       ------------         -------------
                                        $(118,914,319)      $(98,188,408)        $(146,949,682)
                                        =============       ============         =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                        Nine Months
                        Year Ended         Ended                Year Ended December 31,
                       September 30,   September 30,   -----------------------------------------
   Class A Shares          1999            1998          1997       1996       1995       1994
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............    $ 10.637         $ 10.259     $ 10.045   $  10.55   $   9.67   $  10.80
                         --------         --------     --------   --------   --------   --------
Net Investment
  Income.............        .608             .483         .659       .689        .67        .66
Net Realized and
  Unrealized
  Gain/Loss..........       (.896)            .383         .215      (.504)     .8985    (1.1145)
                         --------         --------     --------   --------   --------   --------
Total from
  Investment
  Operations.........       (.288)            .866         .874       .185     1.5685     (.4545)
Less Distributions
  from and in Excess
  of Net Investment
  Income.............        .628             .488         .660       .690      .6885      .6755
                         --------         --------     --------   --------   --------   --------
Net Asset Value, End
  of the Period......    $  9.721         $ 10.637     $ 10.259   $ 10.045   $  10.55   $   9.67
                         ========         ========     ========   ========   ========   ========
Total Return (a).....      (2.71%)           8.62%*       9.16%      1.90%     16.77%     (4.26%)
Net Assets at End of
  the Period (In
  millions)..........    $1,688.8         $1,933.8     $1,930.4   $2,156.4   $2,544.5   $2,578.7
Ratio of Expenses to
  Average Net
  Assets (b).........       1.02%            1.02%        1.03%      1.06%      1.01%      1.02%
Ratio of Net
  Investment Income
  to Average Net
  Assets (b).........       6.01%            6.30%        6.62%      6.88%      6.62%      6.96%
Portfolio Turnover...         94%             180%*        114%       271%       231%       306%

 *Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                       Nine Months
                       Year Ended         Ended              Year Ended December 31,
                      September 30,   September 30,   --------------------------------------
   Class B Shares        1999(a)         1998(a)      1997(a)    1996      1995       1994
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............    $10.634         $10.261      $10.050   $ 10.56   $  9.68   $  10.80
                         -------         -------      -------   -------   -------   --------
Net Investment
  Income.............       .533            .427         .588      .635       .60        .60
Net Realized and
  Unrealized
  Gain/Loss..........      (.898)           .380         .211     (.527)    .8965    (1.1275)
                         -------         -------      -------   -------   -------   --------
Total from
  Investment
  Operations.........      (.365)           .807         .799      .108    1.4965     (.5275)
Less Distributions
  from and in
  Excess of Net
  Investment
  Income.............       .556            .434         .588      .618     .6165      .5925
                         -------         -------      -------   -------   -------   --------
Net Asset Value, End
  of the Period......    $ 9.713         $10.634      $10.261   $10.050   $ 10.56   $   9.68
                         =======         =======      =======   =======   =======   ========
Total Return (b).....     (3.49%)          8.05%*       8.27%     1.17%    15.93%     (4.95%)
Net Assets at End of
  the Period (In
  millions)..........    $  93.9         $ 153.2      $ 199.2   $ 236.7   $ 285.5   $  278.7
Ratio of Expenses to
  Average Net
  Assets (c).........      1.78%           1.78%        1.78%     1.82%     1.77%      1.78%
Ratio of Net
  Investment Income
  to Average Net
  Assets (c).........      5.24%           5.55%        5.87%     6.13%     5.86%      6.20%
Portfolio Turnover...        94%            180%*        114%      271%      231%       306%

 *  Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                         Nine Months
                         Year Ended         Ended             Year Ended December 31,
                        September 30,   September 30,   ------------------------------------
    Class C Shares         1999(a)         1998(a)      1997(a)    1996      1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............    $10.609         $10.239      $10.031   $ 10.54   $ 9.66   $ 10.79
                           -------         -------      -------   -------   ------   -------
Net Investment
  Income...............       .530            .423         .587      .623      .60       .60
Net Realized and
  Unrealized
  Gain/Loss............      (.897)           .381         .209     (.514)   .8965   (1.1375)
                           -------         -------      -------   -------   ------   -------
Total from Investment
  Operations...........      (.367)           .804         .796      .109   1.4965    (.5375)
Less Distributions from
  and in Excess of Net
  Investment Income....       .556            .434         .588      .618    .6165     .5925
                           -------         -------      -------   -------   ------   -------
Net Asset Value, End of
  the Period...........    $ 9.686         $10.609      $10.239   $10.031   $10.54   $  9.66
                           =======         =======      =======   =======   ======   =======
Total Return (b).......     (3.50%)          8.07%*       8.28%     1.18%   15.96%    (5.05%)
Net Assets at End of
  the Period (In
  millions)............    $  18.7         $  19.3      $  16.4   $  21.6   $ 26.8   $  32.0
Ratio of Expenses to
  Average Net
  Assets (c)...........      1.78%           1.78%        1.79%     1.82%    1.77%     1.78%
Ratio of Net Investment
  Income to Average Net
  Assets (c)...........      5.25%           5.51%        5.87%     6.12%    5.86%     6.24%
Portfolio Turnover.....        94%            180%*        114%      271%     231%      306%

 *Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At September 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

                               September 30, 1999
--------------------------------------------------------------------------------

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $2,001,619,075, the aggregate gross unrealized appreciation is $12,797,041 and the aggregate gross unrealized depreciation is $47,466,133, resulting in net unrealized depreciation on long- and short-term investments of $34,669,092.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $428,642,286 which will expire between September 30, 2002 and September 30, 2005. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital

                               September 30, 1999
--------------------------------------------------------------------------------

gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. In January, 2000 the Fund will provide tax information to shareholders for the 1999 calendar year.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1999, permanent book and tax basis differences relating to the recognition of net realized gain/loss on paydowns of mortgage pool obligations totaling $1,837,396 were reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income. During 1998, permanent book and tax basis differences relating to the recognition of net realized gain/loss on paydowns of mortgage pool obligations totaling $710,515 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $152,796,171 of the capital loss carryforward for tax purposes expired during 1998 and was reclassified from accumulated net realized loss to capital.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $90,585 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................... .540 of 1%
Next $1 billion.......................................... .515 of 1%
Next $1 billion.......................................... .490 of 1%
Next $1 billion.......................................... .440 of 1%
Next $1 billion.......................................... .390 of 1%
Next $1 billion.......................................... .340 of 1%
Next $1 billion.......................................... .290 of 1%
Over $7 billion.......................................... .240 of 1%

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $118,600 representing legal services provided by Skadden, Arps, Slate,

                               September 30, 1999
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $411,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $2,543,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based upon competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At September 30, 1999, capital aggregated $2,281,866,439, $34,901,597 and
$14,335,000 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  60,813,307    $ 613,643,155
  Class B....................................   4,897,452       49,553,022
  Class C....................................   1,062,446       10,727,750
                                              -----------    -------------
Total Sales..................................  66,773,205    $ 673,923,927
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   6,243,513    $  63,009,646
  Class B....................................     433,204        4,376,618
  Class C....................................      65,022          654,014
                                              -----------    -------------
Total Dividend Reinvestment..................   6,741,739    $  68,040,278
                                              ===========    =============
Repurchases:
  Class A.................................... (75,125,808)   $(758,074,693)
  Class B.................................... (10,073,200)    (102,455,589)
  Class C....................................  (1,023,964)     (10,336,031)
                                              -----------    -------------
Total Repurchases............................ (86,222,972)   $(870,866,313)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $2,363,288,331, $83,427,546 and
$13,289,267 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  38,209,773    $ 392,629,272
  Class B....................................   2,981,950       30,757,165
  Class C....................................     679,207        7,019,304
                                              -----------    -------------
Total Sales..................................  41,870,930    $ 430,405,741
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   4,901,780    $  50,467,666
  Class B....................................     449,273        4,624,075
  Class C....................................      46,713          480,143
                                              -----------    -------------
Total Dividend Reinvestment..................   5,397,766    $  55,571,884
                                              ===========    =============
Repurchases:
  Class A.................................... (49,480,517)   $(508,314,040)
  Class B....................................  (8,433,459)     (86,819,263)
  Class C....................................    (502,069)      (5,179,795)
                                              -----------    -------------
Total Repurchases............................ (58,416,045)   $(600,313,098)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $2,568,785,271, $145,979,134 and
$12,372,383 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  11,053,580    $ 111,167,157
  Class B....................................   1,797,284       17,946,215
  Class C....................................     314,437        3,145,887
                                              -----------    -------------
Total Sales..................................  13,165,301    $ 132,259,259
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   7,387,982    $  73,655,314
  Class B....................................     769,452        7,676,933
  Class C....................................      68,029          677,650
                                              -----------    -------------
Total Dividend Reinvestment..................   8,225,463    $  82,009,897
                                              ===========    =============
Repurchases:
  Class A.................................... (44,948,129)   $(450,176,664)
  Class B....................................  (6,711,644)     (67,148,668)
  Class C....................................    (939,038)      (9,378,985)
                                              -----------    -------------
Total Repurchases............................ (52,598,811)   $(526,704,317)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 5,247,496 Class B shares automatically converted to Class A shares and are shown in the above table as purchases of A shares and sales of B shares. The CDSC will be imposed

                               September 30, 1999
--------------------------------------------------------------------------------

on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $95,800 and CDSC on redeemed shares of approximately $235,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 1999, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments and forward commitment transactions, were $1,806,367,963 and $2,049,984,277, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

                               September 30, 1999
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended September 30, 1999, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at September 30, 1998.........................     1,200
Futures Opened............................................    49,205
Futures Closed............................................   (49,005)
                                                             -------
Outstanding at September 30, 1999.........................     1,400
                                                             =======

    The futures contracts outstanding as of September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS:
U.S. Treasury Bond Futures December 1999
  (Current Notional Value of $113,938 per
  contract)...................................      600       $213,169
U.S. Treasury Note 10-Year Futures December
  1999
  (Current Notional Value $110,125 per
  contract)...................................      800        (36,477)
                                                  -----       --------
                                                  1,400       $176,692
                                                  =====       ========

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward

                               September 30, 1999
--------------------------------------------------------------------------------

commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999 are payments retained by Van Kampen of approximately $1,126,200.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Government Securities Fund (the "Fund") at September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
November 5, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                     VAN KAMPEN GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.